POTOMAC FUNDS
                      SUPPLEMENT DATED MAY 20, 1999 TO THE
                        PROSPECTUS DATED JANUARY 1, 1999


     The following sentence replaces the second sentence (1) under the second paragraph of the section titled "Prospectus Summary - The Potomac Funds" in the Prospectus and (2) under the first paragraph of the section titled "Investment Objectives and Policies - The Potomac U.S. Plus Fund" in the Prospectus:

     In attempting to achieve its objective, the Fund may invest in securities included in that index and in Standard & Poor's Depositary Receipts, as well as enter into long positions in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices.

     In addition, the following information is included before the section titled "Investment Techniques and Other Investment Policies - Short Sales" in the Prospectus:

     STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRS")

          The U.S. Plus Fund may invest in SPDRs to the extent that such investment would be consistent with the requirements of the Investment Company Act of 1940. The Fund currently intends to invest a substantial portion of its total assets in SPDRs.

          SPDRs represent ownership in the SPDR(R) Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), and whose shares trade on the American Stock Exchange. Fund shareholders will bear not only the Fund's total operating expenses, but a portion of the operating expenses of the SPDR(R) Trust as well. The value of SPDRs fluctuates in relation to changes in the value of the underlying portfolio of common stocks. However, the market price of SPDRs may not be equivalent to the PRO RATA value of the S&P 500 Index. SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks.